Financial instruments	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
9. Financial Instruments
Except where stated, the information relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units.

Valuation hierarchy of financial instruments carried at fair value on a recurring basis

The Group classifies its financial assets into those to be measured subsequently at fair value and those to be held at amortised cost. Trade and other financial payables are recognised initially at fair value, net of transaction cost incurred and are subsequently measured at amortised cost. The table below shows the classifications of financial instruments carried at fair value by valuation method in accordance with IFRS 13 at 30 June 2022 and 31 December 2021:

	At 30 June 2022			At 31 December 2021
	Held at fair value			Held at fair value
	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m
Assets
Cash and cash equivalents(d)	3,916	—	—	4,138	—	—
Investments in equity shares and funds	76	—	63	64	—	53
Other investments, including loans(e)	2,326	—	254	2,422	—	238
Trade and other financial receivables(f)	3	1,365	—	1	1,163	—

Derivatives (net)
Forward contracts and option contracts: designated as hedges(g)	—	—	(148)	—	—	(125)
Forward contracts and option contracts, not designated as hedges(g)	—	32	17	—	(131)	11
Derivatives related to net cash	—	(566)	—	—	(101)	—

Liabilities
Trade and other financial payables	—	(80)	—	—	(67)	—
Total	6,321	751	186	6,625	864	177
9. Financial Instruments (continued)
(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.

(b)Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.

(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs). The change in valuation of our level 3 instruments for the six months to 30 June 2022 is below:

30 June 2022
Level 3 financial assets and liabilities	US$m
Opening balance	177
Currency translation adjustments	(8)
Total realised gains/(losses) included in:
– consolidated sales revenue	11
– net operating costs	(31)
Total unrealised gains included in:
– net operating costs	32
Total unrealised losses transferred into other comprehensive income through cash flow hedges	(60)
Additions to financial instruments	36
Disposals/maturity of financial instruments	29
Closing balance	186
Net gains included in the income statement for assets and liabilities held at period end	20

(d)Our "cash and cash equivalents" of US$11,412 million, includes US$3,916 million relating to money market funds which are treated as fair value through profit or loss (FVPL) under IFRS 9 with the fair value movements going into finance income.

(e)Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables.

(f)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2022, US$1,155 million (31 December 2021: US$1,114 million) of provisionally priced receivables were recognised.

(g)Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME, midwest premium and billet premium with terms expiring between 2025 and 2036 (31 December 2021: 2025 and 2036).

There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the period ended 30 June 2022 or in the year ended 31 December 2021.
9. Financial Instruments (continued)

Valuation techniques and inputs

The techniques used to value our material fair value assets/(liabilities) categorised under Level 2 and Level 3 are summarised below:

Description	Fair Value US$m	Valuation technique	Significant Inputs
Level 2
Interest rate swaps	(257)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread
Cross currency interest rate swaps	(309)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread Market quoted FX rate
Provisionally priced receivables	1,155	Closely related listed product	Applicable forward quoted metal price

Level 3
Derivatives embedded in electricity contracts	(178)	Discounted cash flows/option model	LME forward aluminium price Midwest premium and billet premium
Royalty receivables	235	Discounted cash flows	Forward commodity price Mine production
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under Level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
To value the long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives are a net liability of US$178 million at 30 June 2022 (31 December 2021:net liability of US$146 million).
Royalty receivables includes amounts arising from our divested coal businesses with a carrying value of US$146 million (31 December 2021: US$136 million). These are classified as “Other investments”, including loans within “Other financial assets”. The fair values are determined using level 3 unobservable inputs. This royalty receivable includes US$55 million from forecast production beyond 2030. This has not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
The main unobservable input is the long-term coal price used over the life of this royalty receivable. A 15% increase in the coal spot price would result in a US$15 million increase (31 December 2021: US$63 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$41 million decrease (31 December 2021: US$53 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).
9. Financial Instruments (continued)

Fair values disclosure of financial instruments

The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 30 June 2022 and 31 December 2021. The fair values of our remaining financial instruments approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	30 June 2022		31 December 2021
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Borrowings (including overdrafts)	11,587	11,997	12,168	13,904
Total borrowings with a carrying value of US$6.7 billion (31 December 2021: US$7.3 billion) relate to listed bonds with a fair value of US$7.0 billion (31 December 2021: US$8.7 billion) and are categorised as level 1 in the fair value hierarchy. Borrowings with a carrying value of US$4.1 billion (31 December 2021: US$4.2 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$4.3 billion (31 December 2021: US$4.4 billion) using a number of level 3 valuation inputs. Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.